SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2019

Xinda International Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-200344	37-1758469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9190 W. Olympic Blvd. #32

Beverly Hills, CA 90212

Tel. (855) 777-5666

(Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 29, 2020, Xinda International Corp.(the “Company”) filed its Form 8-K (“Original Form 8-K”) to report the departure of directors and principal officers and the election of directors and appointment of principal officers, namely, the resignation of Mr. Eng Wah Kung from all positions with the Company, and the election and appointment of Mr. Joseph Grimes as Chief Executive Officer and sole Director of the Company. However, the Company believes that its prior filings may not clearly explain/disclose the succession of officers and directors since 2018. This Amendment No. 1 to the Form 8-K is filed to clarify the succession of officers and directors of the Company since May 2018.

Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed by the Company in its Current Report on Form 8-K, filed June 14, 2018, the Company entered into a Purchase and Sale Agreement with Millrock Alaska LLC, an Alaska corporation (“Millrock”) on May 17, 2018. In connection with the entry into that agreement, Eng Wah Kung resigned as a director and an officer, and Dr. Amit Tripathi was appointed as our Chief Executive Officer and Director.

However, as of August, 2018, the merger with Millrock was terminated because management did not comply with the agreement, as a result Dr. Amit Tripathi resigned as a director and an officer of the Company, and Eng Wah Kung was appointed as our Chief Executive Officer, sole officer and Director.

As previously disclosed, on December 11, 2019, Mr. Eng Wah Kung resigned from all positions with the Company, and Mr. Joseph Grimes was appointed as Chief Executive Officer and sole Director of the Company.

As previously disclosed, on May 22, 2020, effective June 1, 2020 the Company appointed Mr. Sanjay Prasad, Esq. and Mr. Steven Ritacco as Directors of the Company.

As of the date hereof, Mr. Grimes is the sole officer of the Company and the Board of Directors of the Company consists of three Directors: Mr. Grimes, Mr. Prasad and Mr. Ritacco.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xinda International Corp.
Date: July 8, 2020	By: /s/Joe Grimes
Joe Grimes
Chief Executive Officer

3